                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:  January 24, 1997




                               MedPartners, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                     Delaware                                0-27276                     63-1151076
                ------------------                          ---------                   ------------
                  (State or Other                          (Commission                (I.R.S. Employer
           Jurisdiction of Incorporation                   File Number)              Identification No.)
                 or Organization)

          3000 Galleria Tower, Suite 1000
                Birmingham, Alabama                                                         35244
           ----------------------------                                                 -------------
               (Address of Principal                                                     (Zip Code)
                Executive Offices)

          Registrant's Telephone Number,                                               (205) 733-8996
               Including Area Code:


ITEM 5.   OTHER EVENTS

     On January 20, 1997, MedPartners, Inc., a Delaware corporation (the "Company"), and InPhyNet Medical Management Inc., a Delaware corporation ("InPhyNet"), executed and delivered an Agreement and Plan of Merger pursuant to which InPhyNet will be merged with and into a wholly owned subsidiary of the Company. The transaction will be accounted for as a pooling of interests. The transaction is conditioned on the approval of InPhyNet's Stockholders and the satisfaction of other conditions that are normal in transactions of this kind.

     While the above-described transaction has not been consummated, this Current Report on Form 8-K is being filed by the Company to file certain pro forma financial statements of the combined companies, in order that such pro forma financial statements will be publicly available.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business To Be Acquired. The required audited consolidated financial statements of the business to be acquired, InPhynet, for the fiscal year ended December 31, 1995 that have been filed under Item 8 of InPhyNet's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and hereby incorporated herein by reference.

     (b) Pro Forma Financial Information.

     The required pro forma financial information listed on the Index to Financial Statements included in this Current Report on Form 8-K, is herewith filed.

     (c)  Exhibits

          99(1) Form of press release issued by the Company in connection with the above-described transaction.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 24, 1997

                                    MedPartners, Inc.


                                    By  /s/    Harold O. Knight, Jr.
                                        ----------------------------------
                                              Harold O. Knight, Jr.
                                            Executive Vice President
                                           and Chief Financial Officer

                   PRO FORMA CONDENSED FINANCIAL INFORMATION
                               MEDPARTNERS, INC.
              SELECTED PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following selected pro forma financial information and explanatory notes are presented to reflect the effect to the merger (the "Merger") of InPhyNet with and into a subsidiary of MedPartners as a pooling of interests. All of the following selected pro forma financial information should be read in conjunction with the historical Financial Statements of MedPartners and InPhyNet and the related notes thereto appearing in the periodic reports filed with the Securities and Exchange Commission (the "SEC") by each company. The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the results that actually would have occurred had the merger been consummated on the date indicated or that may be obtained in the future.

                                                                                                NINE MONTHS ENDED
                                                          YEAR ENDED DECEMBER 31                   SEPTEMBER 30
                                                 -------------------------------------------------------------------
                                                    1993          1994          1995          1995          1996
                                                 -------------------------------------------------------------------
STATEMENT OF OPERATIONS DATA:                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenue                                      $1,980,967    $2,863,699    $3,858,750    $2,817,143    $3,787,426
Operating expenses
 Affiliated physician services                      363,204       521,010       773,814       567,128       810,691
 Outside referral expenses                           98,040       135,525       198,296       142,716       289,148
 Clinic expenses                                    356,678       502,951       765,928       547,872       823,567
 Non-clinic goods and services                      884,014     1,365,203     1,688,075     1,244,861     1,483,676
 General and administrative expenses                140,022       166,067       169,247       127,309       125,537
 Depreciation and amortization                       27,095        43,368        61,341        44,649        65,727
 Net interest expense                                 7,538        15,864        19,049        14,960        18,432
 Merger expenses                                        -             -          69,064         7,024       297,698
 Loss on investments                                    -             -          86,600           -             -
 Other, net                                          (1,574)         (143)         (192)         (426)         (410)
                                                 ------------------------------------------------------------------
    Net operating expenses                        1,877,017     2,749,845     3,831,222     2,696,091     3,914,066
                                                 ------------------------------------------------------------------
Income (loss) before pro forma income
 taxes and discontinued operations                  103,950       113,854        27,528       121,052      (126,640)
Pro forma income tax expense (benefit)               48,353        50,419        (7,054)       46,200       (23,973)
Cumulative effect of change in method of
 accounting for income taxes                            298           -             -             -             -
                                                 ------------------------------------------------------------------
Income from continuing operations                    55,299        63,435        34,582        74,852      (102,667)
Loss (income) from discontinued operations          (30,808)      (25,902)      136,528       145,322        66,799
                                                 ------------------------------------------------------------------
Pro forma net income (loss)                      $   86,107    $   89,337    $ (101,946)   $  (70,470)   $ (169,466)
                                                 ==================================================================

Pro forma net income (loss) per share(1)         $     0.65    $     0.62    $    (0.65)   $    (0.46)   $    (0.99)
                                                 ==================================================================
Number of shares used in pro forma net
 income (loss) per share calculations(1)(2)         132,182       144,063       155,705       154,860       170,939
                                                 ==================================================================
                                                                                                        SEPTEMBER 30
                                                                                                            1996
                                                                                                        ------------
                                                                                                       (In thousands)
BALANCE SHEET DATA:
Cash and cash equivalents                                                                                $   84,862
Working capital (deficit)                                                                                   101,638
Total assets                                                                                              2,193,800
Long-term debt, less current portion                                                                        606,154
Total stockholders' equity                                                                                  728,041

-------------------------------------
(1)    Pro forma net income (loss) per share is computed by dividing net income
       (loss) by the number of common equivalent shares outstanding during the periods in accordance with the applicable rules of the SEC. All stock options and warrants issued have been considered as outstanding common share equivalents for all the periods presented, even if anti-dilutive, under the treasury stock method. Shares of MedPartners Common Stock issued in February 1995 upon conversion of the then outstanding MedPartners Convertible Preferred Stock are assumed to be common share equivalents for all periods presented.
(2) Number of shares used in pro forma net income (loss) per share gives effect to the merger by using the fixed exchange ratio of 1.311 shares of MedPartners Common Stock to each share the InPhyNet Common Stock outstanding.

                               MEDPARTNERS, INC.
             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1996
                                 (In thousands)



                                                                       Historical
                                                               --------------------------  Pro Forma     Pro Forma
                                                               MedPartners   InPhyNet      Adjustments   Combined
                                                               =====================================================
ASSETS                                                            (A)
Current assets:
Cash and cash equivalents                                      $   79,011    $  5,851      $     -       $   84,862
 Accounts receivable less allowance for bad debts                 543,097      79,470            -          622,567
Inventory                                                         100,288         419            -          100,707
Prepaid expenses and other current assets                          69,269       8,126            -           77,395
Income tax receivable                                              31,763       3,416            -           35,179
                                                               ----------------------------------------------------
Total current assets                                              823,428      97,282            -          920,710

Property and equipment                                            545,124      10,941            -          556,065
Intangible assets, net                                            485,753      36,141            -          521,894
Deferred tax assets                                                97,593         -           19,000  (B)   116,593
Other Assets                                                       75,647       2,891            -           78,538
                                                               ----------------------------------------------------
Total assets                                                   $2,027,545    $147,255      $  19,000     $2,193,800
                                                               ====================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
Accounts payable                                               $  229,132    $ 28,001      $  50,000  (B)$  307,133

Accrued medical claims payable                                     86,632         -              -           86,632
Other accrued expenses and liabilities                            360,852      21,664            -          382,516
Current portion of long-term debt                                  42,367         424            -           42,791

                                                               ----------------------------------------------------
Total current liabilities                                         718,983      50,089         50,000        619,072

Long-term debt, net of current portion                            605,689         465            -          606,154
Other-long-term liabilities                                        39,988         545            -           40,533

Stockholders' equity:
Common stock                                                          158         158           (137) (C)       179
Additional paid-in capital                                        732,379      65,886            137  (C)   798,402

Shares held in trust                                             (150,200)        -              -         (150,200)
Notes receivable from shareholders                                 (1,744)        -              -           (1,744)
Unrealized loss on marketable equity securities                       (34)        -              -              (34)
Accumulated earnings (deficit)                                     82,326      30,112        (31,000) (B)    81,438

Treasury stock, at cost                                               -           -              -              -
                                                               ----------------------------------------------------
Total stockholders' equity                                        622,885      96,156        (31,000)       728,041
                                                               ----------------------------------------------------
Total liabilities and stockholders' equity                     $2,027,545    $147,255      $  19,000     $2,193,800
                                                               ====================================================

                               MEDPARTNERS, INC
       PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                     Nine months ended September 30, 1996
                   (In thousands, except per share amounts)


                                                   Historical                 Pro            Pro
                                            ------------------------         Forma          Forma
                                            MedPartners     InPhyNet      Adjustments      Combined
                                            =========================================================
                                                (A)
Net revenue                                 $ 3,495,717     $ 291,709        $   -        $ 3,787,426
Operating expenses:
 Affiliated physician services                  695,872       114,819            -            810,691
 Outside referral expenses                      228,070        61,078            -            289,148
 Clinic expenses                                753,404        70,163                         823,567
 Non-clinic goods and services                1,483,676           -              -          1,483,676
 General and administrative expenses            103,647        21,890                         125,537
 Depreciation and amortization                   62,381         3,346            -             65,727
 Net interest expense                            17,868           564                          18,432
 Merger expenses                                297,448           250            -            297,698
 Loss on investments                                -             -              -                -
 Other, net                                        (410)          -              -               (410)
                                            ---------------------------------------------------------
    Net operating expenses                    3,641,956       272,110            -          3,914,066
                                            ---------------------------------------------------------
Income (loss) before pro forma income
 taxes and discontinued operations             (146,239)       19,599            -           (126,640)
Pro forma income tax expense (benefit)          (31,715)        7,742            -            (23,973)
                                            ---------------------------------------------------------
Income from continuing operations              (114,524)       11,857            -           (102,667)
Loss (income) from discontinued operations       66,799           -              -             66,799
                                            ---------------------------------------------------------
Pro forma net income (loss)                 $  (181,323)    $  11,857        $   -        $  (169,466)
                                            =========================================================
Pro forma net income (loss) per share       $     (1.21)    $    0.74                     $     (0.99)
                                            =========================                     ===========
Number of shares used in pro forma net
 income (loss) per share calculations           149,928        16,027          4,984 (D)      170,939
                                            =========================================================

                               MEDPARTNERS, INC
       PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                     Nine months ended September 30, 1995
                   (In thousands, except per share amounts)


                                                   Historical                 Pro            Pro
                                            ------------------------         Forma          Forma
                                            MedPartners     InPhyNet      Adjustments      Combined
                                            =========================================================
                                                (A)
Net revenue                                 $ 2,576,145     $ 240,998        $   -        $ 2,817,143
Operating expenses:
 Affiliated physician services                  460,811       106,317            -            567,128
 Outside referral expenses                      106,485        36,231            -            142,716
 Clinic expenses                                487,243        60,629                         547,872
 Non-clinic goods and services                1,244,861           -              -          1,244,861
 General and administrative expenses            109,237        18,072            -            127,309
 Depreciation and amortization                   42,052         2,597            -             44,649
 Net interest expense                            13,794         1,166            -             14,960
 Merger expenses                                  4,524         2,500            -              7,024
 Loss on investments                                -             -              -                -
 Other, net                                        (426)          -              -               (426)
                                            ---------------------------------------------------------
    Net operating expenses                    2,468,579       227,512            -          2,696,091
                                            ---------------------------------------------------------
Income (loss) before pro forma income
 taxes and discontinued operations              107,566        13,486            -            121,052
Pro forma income tax expense (benefit)           39,914         6,286            -             46,200
                                            ---------------------------------------------------------
Income from continuing operations                67,652         7,200            -             74,852
Loss (income) from discontinued operations      145,322           -              -            145,322
                                            ---------------------------------------------------------
Pro forma net income (loss)                 $   (77,670)    $   7,200        $   -        $   (70,470)
                                            =========================================================
Pro forma net income (loss) per share       $     (0.57)    $    0.48                     $     (0.46)
                                            =========================                     ===========
Number of shares used in pro forma net
 income (loss) per share calculations           135,316        14,908          4,636 (D)      154,860
                                            =========================================================

                                MEDPARTNERS, INC
        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANSDS, EXCEPT PER SHARE AMOUNTS)

                                                      Historical                Pro            Pro
                                              --------------------------       Forma          Forma
                                              MedPartners       InPhyNet     Adjustments     Combined
                                             =========================================================
                                                  (A)
Net revenue                                  $ 3,533,410    $   325,340   $      --        $ 3,858,750
Operating expenses:
     Affiliated physician services               631,407        142,407          --            773,814
     Outside medical expenses                    149,185         49,111          --            198,296
     Clinic expenses                             684,262         81,666          --            765,928
     Non-clinic goods and services             1,688,075           --            --          1,688,075
     General and administrative expenses         144,866         24,381          --            169,247
     Depreciation and amortization                57,652          3,689          --             61,341
     Net interest expense                         17,556          1,493          --             19,049
     Merger expenses                              66,564          2,500          --             69,064
     Loss on Investment                           86,600           --            --             86,600
     Other, net                                     (192)          --            --               (192)
                                             ---------------------------------------------------------
          Net operating expenses               3,525,975        305,247          --          3,831,222
                                             ---------------------------------------------------------
Income (loss) before pro forma income
     taxes and discontinued operations             7,435         20,093          --             27,528
Pro forma income tax expense (benefit)           (15,859)         8,805          --             (7,054)
                                             ---------------------------------------------------------
Income from continuing operations                 23,294         11,288          --             34,582
Loss (income) from discontinued operations       136,528           --            --            136,528
                                             ---------------------------------------------------------
Pro forma net income (loss)                  $  (113,234)   $    11,288          --        $  (101,946)
                                             =========================================================
Pro forma net income (loss) per share        $     (0.83)   $      0.75                    $     (0.65)
                                             ==========================                    ===========
Number of shares used in pro forma net
     income(loss) per share calculations         135,990         15,038         4,677(D)       155,705
                                             =========================================================

                              MEDPARTNERS, INC.
       PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                         Year Ended December 31, 1994
                   (In thousands, except per share amounts)

                                                     Historical               Pro             Pro
                                             -------------------------       Forma           Forma
                                             MedPartners      InPhyNet    Adjustments       Combined
                                             ---------------------------------------------------------
Net revenue                                  $ 2,593,329    $   270,370   $      --        $ 2,863,699
Operating Expenses:
  Affiliated physician services                  412,075        108,935          --            521,010
  Outside referral expenses                      102,496         33,029          --            135,525
  Clinic expenses                                413,969         88,982          --            502,951
  Non-clinic goods and services                1,365,203           --            --          1,365,203
  General and administrative expenses            145,937         20,130          --            166,067
  Depreciation and amortization                   40,816          2,552          --             43,368
  Net interest expense                            14,885            979          --             15,864
  Merger expenses                                   --             --            --               --
  Loss on investments                               --             --            --               --
  Other, net                                        (143)          --            --               (143)
                                             ---------------------------------------------------------
    Net operating expenses                   $ 2,495,238        254,607          --          2,749,845
                                             ---------------------------------------------------------
Income (loss) before pro forma income
   taxes and discontinued operations              98,091         15,763          --            113,854
Pro forma income tax expense (benefit)            44,022          6,397          --             50,419
                                             ---------------------------------------------------------
Income from continuing operations                 54,069          9,366          --             63,435
Loss (income) from discontinued operations       (25,902)          --            --            (25,902)
                                             ---------------------------------------------------------
Pro forma net income (loss)                  $    79,971    $     9,366   $      --        $    89,337
                                             =========================================================
Pro forma net income (loss) per share        $      0.63    $      0.74                    $      0.62
                                             =============================                 ===========
Number of shares used in pro forma net
   income (loss) per share calculations          127,409         12,703         3,951(D)       144,063
                                             =========================================================


                                MEDPARTNERS, INC
        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1993
                   (IN THOUSANSDS, EXCEPT PER SHARE AMOUNTS)

                                                      Historical                Pro            Pro
                                              --------------------------       Forma          Forma
                                              MedPartners       InPhyNet     Adjustments     Combined
                                             =========================================================
                                                  (A)
Net revenue                                  $ 1,756,762    $   224,205   $      --        $ 1,980,967
Operating expenses:
     Affiliated physician services               272,128         91,076          --            363,204
     Outside referral expenses                    70,427         27,613          --             98,040
     Clinic expenses                             284,509         74,169          --            358,678
     Non-clinic goods and services               884,014           --            --            884,014
     General corporate expenses                  123,468         16,554          --            140,022
     Depreciation and amortization                25,464          1,631          --             27,095
     Net interest expense                          7,021            517          --              7,538
     Merger expenses                                  --             --          --                 --
     Loss on Investment                               --             --          --                 --
     Other, net                                   (1,574)            --          --             (1,574)
                                             ---------------------------------------------------------
          Net operating expenses               1,665,457        211,560          --          1,877,017
                                             ---------------------------------------------------------
Income (loss) before pro forma income
     taxes and discontinued operations            91,305         12,645          --            103,950
Pro forma income tax expense (benefit)            43,126          5,227          --             48,353
                                             ---------------------------------------------------------
Cumulative effect of change in method of
     accounting for income taxes                     298             --          --                298
                                             ---------------------------------------------------------
Income from continuing operations                 47,881          7,418          --             55,299
Loss (income) from discontinued operations       (30,808)          --            --            (30,808)
                                             ---------------------------------------------------------
Pro forma net income (loss)                  $    78,689    $     7,418   $      --        $    86,107
                                             =========================================================
Pro forma net income (loss) per share        $      0.66    $      0.76                    $     (0.65)
                                             ==========================                    ===========
Number of shares used in pro forma net
     income(loss) per share calculations         119,380          9,765         3,037(D)       132,182
                                             =========================================================

              NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION

The proposed merger (The "Merger") of InPhyNet with and into a subsidiary of MedPartners is intended to be accounted for as a pooling-of-interests.
The pro forma combined statements of operations assumed that the Merger was consummated at the beginning of the earliest period presented. The pro forma condensed combined balance sheet assumes that the transactions were consummated on September 30, 1996.

The pro forma financial information contains no adjustments to conform the accounting policies of the companies because any such adjustments have been determined to be immaterial.

The following adjustments are necessary to reflect the merger:

A. These historical amounts for MedPartners for the years ended December 31, 1995, 1994 and 1993 do not agree with the Form 10K filed with the SEC because the amounts have been restated to reflect the mergers with PPSI and Caremark which were accounted for as poolings-of-interests.

B. The pro forma combined statements of operations do not reflect nonrecurring cost and charges resulting directly from the proposed merger. These costs and charges are estimated as follows:



                       Deferred        Property                                                            Total
                         Tax             and            Accounts                        Accumulated        Merger
                        Asset         Equipment         Payable         LTD              Earnings          Charge
                      --------------------------------------------------------------------------------------------
        InPhyNet        $ 19,000        $ -             $ 50,000        $ -             $ (31,000)        $ 50,000



C. To reflect the exchange of approximately 21,011,000 shares of MedPartners common stock for the capital stock of InPhyNet.

D. To adjust pro forma amounts based on historical share amounts, converting each outstanding share of InPhyNet's capital stock into MedPartners common stock based on the fixed exchange ratio of 1.311.